UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017
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NioCorp Developments Ltd.
(Exact name of registrant as specified in its charter)
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British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)
7000 South Yosemite Street, Suite 115 Centennial, Colorado 80112 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 639-4647 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities.

On November 10, 2017, NioCorp Developments Ltd. (the “Company”) issued 703,410 common shares, without par value (“Common Shares”), of the Company to Lind Asset Management IV, LLC (“Lind”) upon conversion of US$225,000 in principal amount of the initial convertible security, originally issued to Lind pursuant to the definitive convertible security funding agreement dated December 14, 2015 between the Company and Lind (the “Initial Convertible Security”), at a conversion price of C$0.40715 per share. The Common Shares were issued, among other exemptions, pursuant to Section 3(a)(9) of the Securities Act of 1933 (the “Securities Act”), in connection with the voluntary conversion of a portion of the amount outstanding under the Initial Convertible Security and based upon representations and warranties of Lind in connection therewith.

On November 10, 2017, the Company issued 156,313 Common Shares to Lind upon conversion of US$50,000 in principal amount of the first tranche increase (the “First Tranche Increase”) of the Initial Convertible Security at a conversion price of C$0.40715 per share. The Common Shares were issued, among other exemptions, pursuant to Section 3(a)(9) of the Securities Act, in connection with the voluntary conversion of a portion of the amount outstanding under the Initial Convertible Security and based upon representations and warranties of Lind in connection therewith.

On December 18, 2017, the Company issued 982,835 Common Shares to Lind upon conversion of US$275,000 in principal amount of the First Tranche Increase at a conversion price of C$0.35998 per share. The Common Shares were issued, among other exemptions, pursuant to Section 3(a)(9) of the Securities Act, in connection with the voluntary conversion of a portion of the amount outstanding under the Initial Convertible Security and based upon representations and warranties of Lind in connection therewith.

On December 22, 2017, the Company issued 1,737,033 Common Shares to Lind upon conversion of US$600,000 in principal amount of the First Tranche Increase at a conversion price of C$0.43945 per share. The Common Shares were issued, among other exemptions, pursuant to Section 3(a)(9) of the Securities Act, in connection with the voluntary conversion of a portion of the amount outstanding under the Initial Convertible Security and based upon representations and warranties of Lind in connection therewith.

As previously disclosed, on August 10, 2017, Lind provided notice to the Company of its election to advance an additional $1.0 million in funding to the Company pursuant to the definitive convertible security funding agreement, dated December 14, 2015, between the Company and Lind (the “Convertible Security Increase”). On December 6, 2017, in connection with the Convertible Security Increase, the Company issued 355,132 common share purchase warrants of the Company (the “December Warrants”) to Lind, with each December Warrant entitling the holder to acquire one Common Share of the Company at a price of C$0.54 per share until December 6, 2020. The December Warrants were issued pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof based upon representations and warranties of Lind in connection therewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

By: /s/ Neal S. Shah
Name: Neal S. Shah
Title: Chief Financial Officer

Date: December 27, 2017